Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended September 30, 2013
(Amounts in thousands)

Debtor	Case Number	AR/AP	Sept. 30 , 2013	June 30, 2013	Change
Patriot Coal Corporation	12-51502	A/P	$(10,222,381)	$(9,889,188)	$(333,193)
Patriot Coal Corporation	12-51502	A/R	10,623,356	10,216,478	406,878
Affinity Mining Company	12-52020	A/P	(279)	(275)	(4)
Affinity Mining Company	12-52020	A/R	3,278	3,129	149
Apogee Coal Company, LLC	12-52026	A/P	(1,058,939)	(1,025,619)	(33,320)
Apogee Coal Company, LLC	12-52026	A/R	1,071,367	1,048,406	22,961
Appalachia Mine Services, LLC	12-52021	A/P	(95,245)	(91,744)	(3,501)
Appalachia Mine Services, LLC	12-52021	A/R	114,598	110,761	3,837
Beaver Dam Coal Company, LLC	12-52022	A/P	(13)	(13)	—
Beaver Dam Coal Company, LLC	12-52022	A/R	48,044	48,044	—
Big Eagle, LLC	12-52027	A/R	—	—	—
Big Eagle Rail, LLC	12-52028	A/P	(5,115)	(4,986)	(129)
Big Eagle Rail, LLC	12-52028	A/R	5,001	4,841	160
Black Stallion Coal Company, LLC	12-52030	A/P	(662,791)	(640,633)	(22,158)
Black Stallion Coal Company, LLC	12-52030	A/R	961,324	939,175	22,149
Black Walnut Coal Company	12-52029	A/P	(4,790)	(4,789)	(1)
Black Walnut Coal Company	12-52029	A/R	7,505	7,505	—
Bluegrass Mine Services, LLC	12-52031	A/P	(49,448)	(47,885)	(1,563)
Bluegrass Mine Services, LLC	12-52031	A/R	645,216	643,658	1,558
Brody Mining, LLC **	13-48727	A/P	(28,449)		(28,449)
Brody Mining, LLC **	13-48727	A/R	29,846		29,846
Brook Trout Coal, LLC	12-52034	A/P	—	—	—
Brook Trout Coal, LLC	12-52034	A/R	170,063	170,063	—
Catenary Coal Company, LLC	12-52036	A/P	(715,613)	(671,933)	(43,680)
Catenary Coal Company, LLC	12-52036	A/R	653,331	611,172	42,159
Central States Coal Reserves of Kentucky, LLC	12-52038	A/P	(61,095)	(61,095)	—
Central States Coal Reserves of Kentucky, LLC	12-52038	A/R	193,350	191,816	1,534
Charles Coal Company, LLC	12-52037	A/P	—	—	—
Charles Coal Company, LLC	12-52037	A/R	102	102	—
Cleaton Coal Company	12-52039	A/P	(11,029)	(10,992)	(37)
Cleaton Coal Company	12-52039	A/R	36	33	3
Coal Clean LLC	12-52040	A/P	(24,599)	(23,198)	(1,401)
Coal Clean LLC	12-52040	A/R	26,033	24,506	1,527
Coal Properties, LLC	12-52041	A/P	(111,391)	(111,391)	—
Coal Properties, LLC	12-52041	A/R	576	576	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/P	(832)	(830)	(2)
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/R	17	17	—
Colony Bay Coal Company	12-52043	A/P	(124,639)	(123,737)	(902)
Colony Bay Coal Company	12-52043	A/R	38,112	38,025	87
Cook Mountain Coal Company, LLC	12-52044	A/P	(745)	(745)	—
Cook Mountain Coal Company, LLC	12-52044	A/R	6,344	6,344	—
Corydon Resources LLC	12-52045	A/P	(3,931)	(1,070)	(2,861)
Coyote Coal Company LLC	12-52047	A/P	(666,071)	(639,785)	(26,286)
Coyote Coal Company LLC	12-52047	A/R	827,920	789,694	38,226
Dakota LLC	12-52050	A/P	(17,721)	(17,428)	(293)

Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended September 30, 2013
(Amounts in thousands)

Dakota LLC	12-52050	A/R	39	147	(108)
Day LLC	12-52049	A/P	(327)	(327)	—
Day LLC	12-52049	A/R	344	344	—
Dixon Mining Company, LLC	12-52051	A/P	(23)	(23)	—
Dodge Hill Mining Company, LLC	12-52055	A/P	(291,482)	(278,855)	(12,627)
Dodge Hill Mining Company, LLC	12-52055	A/R	282,924	269,054	13,870
EACC Camps, Inc.	12-52056	A/P	(1,023)	(978)	(45)
Eastern Associated Coal, LLC	12-52057	A/P	(4,177,917)	(4,067,332)	(110,585)
Eastern Associated Coal, LLC	12-52057	A/R	4,552,749	4,464,902	87,847
Eastern Coal Company, LLC	12-52059	A/P	(13,408)	(13,408)	—
Eastern Coal Company, LLC	12-52059	A/R	65,408	65,408	—
Eastern Royalty, LLC	12-52060	A/P	(56,949)	(58,154)	1,205
Eastern Royalty, LLC	12-52060	A/R	14,005	14,065	(60)
Emerald Processing, L.L.C.	12-52061	A/P	(8,649)	(8,711)	62
Emerald Processing, L.L.C.	12-52061	A/R	8,947	8,942	5
Gateway Eagle Coal Company, LLC	12-52062	A/P	(79,828)	(71,556)	(8,272)
Gateway Eagle Coal Company, LLC	12-52062	A/R	69,173	62,134	7,039
Grand Eagle Mining, LLC	12-52064	A/P	(461,332)	(460,159)	(1,173)
Grand Eagle Mining, LLC	12-52064	A/R	471,757	471,733	24
Heritage Coal Company LLC	12-52063	A/P	(1,295,547)	(1,261,223)	(34,324)
Heritage Coal Company LLC	12-52063	A/R	907,407	878,826	28,581
Highland Mining Company, LLC	12-52065	A/P	(770,658)	(741,020)	(29,638)
Highland Mining Company, LLC	12-52065	A/R	1,011,451	987,189	24,262
Hillside Mining Company	12-52066	A/P	(25,999)	(25,799)	(200)
Hillside Mining Company	12-52066	A/R	22,705	22,499	206
Hobet Mining, LLC	12-52068	A/P	(1,155,827)	(1,114,127)	(41,700)
Hobet Mining, LLC	12-52068	A/R	1,128,453	1,095,717	32,736
Indian Hill Company LLC	12-52069	A/P	(2,662)	(2,662)	—
Infinity Coal Sales, LLC	12-52070	A/P	(96,371)	(96,367)	(4)
Infinity Coal Sales, LLC	12-52070	A/R	1,618	1,615	3
Interior Holdings, LLC	12-52072	A/P	(62)	(62)	—
IO Coal LLC	12-52073	A/P	(3,184)	(3,184)	—
IO Coal LLC	12-52073	A/R	2,193	2,193	—
Jarrell's Branch Coal Company	12-52075	A/P	(134,622)	(134,600)	(22)
Jarrell's Branch Coal Company	12-52075	A/R	108,079	108,079	—
Jupiter Holdings LLC	12-52076	A/P	(104,312)	(103,548)	(764)
Jupiter Holdings LLC	12-52076	A/R	9,826	9,838	(12)
Kanawha Eagle Coal, LLC	12-52077	A/P	(667,045)	(648,608)	(18,437)
Kanawha Eagle Coal, LLC	12-52077	A/R	589,393	575,218	14,175
Kanawha River Ventures I, LLC	12-52078	A/P	(11,100)	(11,100)	—
Kanawha River Ventures I, LLC	12-52078	A/R	11,468	11,468	—
Kanawha River Ventures II, LLC	12-52079	A/P	—	—	—
Kanawha River Ventures III, LLC	12-52080	A/P	(417)	(407)	(10)
Kanawha River Ventures III, LLC	12-52080	A/R	329	329	—
Little Creek LLC	12-52082	A/P	(1,962)	(1,856)	(106)
Little Creek LLC	12-52082	A/R	4,884	4,719	165
Logan Fork Coal Company	12-52083	A/P	(4,715)	(4,715)	—

Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended September 30, 2013
(Amounts in thousands)

Logan Fork Coal Company	12-52083	A/R	29,633	29,633	—
Magnum Coal Company LLC	12-52084	A/P	(951,830)	(951,197)	(633)
Magnum Coal Company LLC	12-52084	A/R	539,760	538,680	1,080
Magnum Coal Sales LLC	12-52085	A/P	(1,247,889)	(1,247,883)	(6)
Magnum Coal Sales LLC	12-52085	A/R	1,097,487	1,097,493	(6)
Martinka Coal Company, LLC	12-52086	A/P	(85,525)	(85,091)	(434)
Martinka Coal Company, LLC	12-52086	A/R	18,517	18,517	—
Midland Trail Energy LLC	12-52087	A/P	(238,640)	(227,551)	(11,089)
Midland Trail Energy LLC	12-52087	A/R	235,679	226,507	9,172
Mountain View Coal Company, LLC	12-52089	A/P	(6,543)	(6,538)	(5)
Mountain View Coal Company, LLC	12-52089	A/R	57,649	57,671	(22)
New Trout Coal Holdings II, LLC	12-52090	A/P	—	—	—
Newtown Energy, Inc.	12-52091	A/P	(44,181)	(39,133)	(5,048)
Newtown Energy, Inc.	12-52091	A/R	44,939	40,681	4,258
Ohio County Coal Company, LLC	12-52094	A/P	(570,024)	(569,689)	(335)
Ohio County Coal Company, LLC	12-52094	A/R	417,580	417,583	(3)
Panther LLC	12-52095	A/P	(822,160)	(770,977)	(51,183)
Panther LLC	12-52095	A/R	1,016,645	964,307	52,338
Patriot Coal Company, L.P.	12-52096	A/P	(956,994)	(956,714)	(280)
Patriot Coal Company, L.P.	12-52096	A/R	475,409	475,402	7
Patriot Coal Sales LLC	12-52097	A/P	(9,040,111)	(8,724,874)	(315,237)
Patriot Coal Sales LLC	12-52097	A/R	9,176,308	8,846,124	330,184
Patriot Coal Services LLC	12-52102	A/P	(1,277,442)	(1,163,514)	(113,928)
Patriot Coal Services LLC	12-52102	A/R	1,126,770	1,043,624	83,146
Patriot Leasing Company LLC	12-52103	A/P	(269,856)	(260,445)	(9,411)
Patriot Leasing Company LLC	12-52103	A/R	250,659	240,752	9,907
Patriot Reserve Holdings, LLC	12-52105	A/P	(87)	(87)	—
Patriot Reserve Holdings, LLC	12-52105	A/R	19,568	18,012	1,556
Patriot Ventures LLC **	13-48728	A/P	(11,141)		(11,141)
Patriot Ventures LLC **	13-48728	A/R	6,042		6,042
PCX Enterprises, Inc.	12-52019	A/P	—	—	—
Pine Ridge Coal Company, LLC	12-52107	A/P	(1,082,424)	(1,079,227)	(3,197)
Pine Ridge Coal Company, LLC	12-52107	A/R	470,147	470,143	4
Pond Fork Processing LLC	12-52110	A/P	(391)	(391)	—
Pond Fork Processing LLC	12-52110	A/R	393	393	—
Remington Holdings LLC	12-52117	A/P	(7,640)	(7,640)	—
Remington Holdings LLC	12-52117	A/R	25	25	—
Remington II LLC	12-52118	A/P	—	—	—
Remington LLC	12-52119	A/P	(282,252)	(269,236)	(13,016)
Remington LLC	12-52119	A/R	18,379	18,438	(59)
Rivers Edge Mining, Inc.	12-52120	A/P	(86,364)	(86,070)	(294)
Rivers Edge Mining, Inc.	12-52120	A/R	368,280	368,220	60
Robin Land Company, LLC	12-52121	A/P	(90,534)	(83,744)	(6,790)
Robin Land Company, LLC	12-52121	A/R	286,595	271,368	15,227
Snowberry Land Company	12-52124	A/P	(32,505)	(32,505)	—
Snowberry Land Company	12-52124	A/R	13,753	13,753	—
Speed Mining LLC	12-52125	A/P	(204,075)	(190,655)	(13,420)

Exhibit 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended September 30, 2013
(Amounts in thousands)

Speed Mining LLC	12-52125	A/R	170,555	156,227	14,328
Sterling Smokeless Coal Company, LLC	12-52127	A/P	(578)	(578)	—
Sterling Smokeless Coal Company, LLC	12-52127	A/R	185,032	185,033	(1)
The Presidents Energy Company LLC	12-52130	A/P	(7)	(7)	—
Thunderhill Coal LLC	12-52131	A/P	(598)	(598)	—
Thunderhill Coal LLC	12-52131	A/R	577	577	—
Trout Coal Holdings, LLC	12-52132	A/P	(156,787)	(156,787)	—
Viper LLC	12-52134	A/P	—	—	—
Weatherby Processing LLC	12-52135	A/P	(896)	(896)	—
Weatherby Processing LLC	12-52135	A/R	876	876	—
Wildcat Energy LLC	12-52136	A/P	(26,946)	(22,891)	(4,055)
Wildcat Energy LLC	12-52136	A/R	27,362	23,169	4,193
Wildcat, LLC	12-52137	A/P	(24,093)	(23,964)	(129)
Wildcat, LLC	12-52137	A/R	5,794	5,793	1
Will Scarlet Properties LLC	12-52138	A/P	(133)	(132)	(1)
Will Scarlet Properties LLC	12-52138	A/R	231	301	(70)
Winchester LLC	12-52139	A/P	—	—	—
Winchester LLC	12-52139	A/R	2,817	2,817	—
Winifrede Dock Limited Liability Company	12-52140	A/P	(14,367)	(14,323)	(44)
Winifrede Dock Limited Liability Company	12-52140	A/R	14,730	14,797	(67)
Yankeetown Dock, LLC	12-52141	A/P	(3,343)	(3,328)	(15)
Yankeetown Dock, LLC	12-52141	A/R	477	464	13
Total			$346	$3,362	$(3,016)

The total amounts indicate the net intercompany balances with Non-Debtor Subsidiaries.

** Brody Mining, LLC and Patriot Ventures LLC were non-debtors at June 30, 2013 and were, therefore, excluded from the Intercompany Balance Summary for the quarter ended June 30, 2013.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	13-48727
Patriot Coal Corporation	12-51502		$1,423	$(721,144)	$(74,566)	$377	$—	$(4,796)	$(559,216)	$(2,917)	$(29,194)	$(15,852)
Affinity Mining Company	12-52020	(1,423)		—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	721,144	—		1,027	—	—	—	(2)	—	—	—
Appalachia Mining Services, LLC	12-52021	74,566	—	(1,027)		—	—	—	(26,878)	—	2,626	(207)
Beaver Dam Coal Company, LLC	12-52022	(377)	—	—	—		—	—	—	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—		—	—	—	—	—
Big Eagle Rail, LLC	12-52028	4,796	—	—	—	—	—		—	—	—	—
Black Stallion Coal Company, LLC	12-52030	559,216	—	2	26,878	—	—	—		347	2,294	29,841
Black Walnut Coal Company	12-52029	2,917	—	—	—	—	—	—	(347)		501	—
Bluegrass Mine Services, LLC	12-52031	29,194	—	—	(2,626)	—	—	—	(2,294)	(501)		—
Brody Mining, LLC	13-48727	15,852	—	—	207	—	—	—	(29,841)	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	272,710	—	(369)	(6)	—	—	—	—	—	—	—
Central States Coal Reserves of KY	12-52038	(182,403)	—	—	—	47,001	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	8,825	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	16,736	—	—	84	—	—	—	—	—	—	—
Coal Properties, LLC	12-52041	576	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	6	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	112,432	—	(534)	(1,434)	—	—	—	5,301	500	—	—
Cook Mountain Coal Company	12-52044	(6,026)	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	3,039	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	256,934	—	(20,575)	—	—	—	—	(256)	—	—	—
Dakota LLC	12-52050	8,808	—	—	—	—	—	—	(1)	—	—	—
Day LLC	12-52049	2	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	221,732	—	4	(27)	—	—	—	(420)	—	17,434	—
EACC Camps, Inc.	12-52056	395	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	2,066,244	876	(13,953)	53,071	—	—	(3)	955,298	6,527	(1)	(2,005)
Eastern Coal Company, LLC	12-52059	3,171	(48)	—	(255)	582	—	—	(1,216)	1	(790)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	13-48727
Eastern Royalty, LLC	12-52060	(1,932)	—	—	—	—	—	—	(6,533)	(103)	—	—
Emerald Processing, L.L.C.	12-52061	2,562	—	—	47	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	54,152	—	—	1,815	—	—	—	(1,670)	—	—	(2)
Grand Eagle Mining, LLC	12-52064	215,294	—	—	—	—	—	—	25	—	224,413	—
Heritage Coal Company LLC	12-52063	217,946	67	207	51	(13)	—	—	—	(842)	(153)	—
Highland Mining Company, LLC	12-52065	625,390	—	4	164	15	—	—	266	—	22,625	—
Hillside Mining Company	12-52066	13,558	—	—	2,747	—	—	—	(158)	—	—	—
Hobet Mining, LLC	12-52068	864,640	—	(33,988)	548	—	—	—	(58)	—	—	—
Indian Hill Company LLC	12-52069	40	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	2,625	—	486	(19)	—	—	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	62	—
IO Coal LLC	12-52073	2,775	—	—	—	—	—	—	—	—	—	2
Jarrell's Branch Coal Company	12-52075	117,676	—	1	73	—	—	—	97	42	—	—
Jupiter Holdings LLC	12-52076	15,141	—	131	4	—	—	—	(57)	—	—	—
Kanawha Eagle Coal, LLC	12-52077	541,913	—	(37)	1,827	—	—	5,001	(920)	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	174	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	(1,102)	—	11	(3)	—	—	—	1	—	—	—
Logan Fork Coal Company	12-52083	20	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	156,793	(28)	356,237	135	—	—	—	(2)	—	—	1
Magnum Coal Sales LLC	12-52085	(1,077,413)	—	192,441	—	—	—	—	—	—	—	—
Martinka Coal Company, LLC	12-52086	13,779	912	—	2	—	—	—	5	—	—	—
Midland Trail Energy LLC	12-52087	195,338	—	(79)	1,173	—	—	—	(46)	—	—	—
Mountain View Coal Company	12-52089	1,744	(84)	—	—	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	18,573	—	—	284	—	—	—	—	—	—	1
Ohio County Coal Company, LLC	12-52094	181,863	—	(1)	(256)	—	—	—	(17)	—	300,054	—
Panther LLC	12-52095	561,851	—	172	277	—	—	—	249	—	—	—
Patriot Coal Company, L.P.	12-52096	72,957	—	(26)	(14)	69	—	—	(10)	—	75,207	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Patriot Coal Corporation	Affinity Mining Co.	Apogee Coal Company	Appalachia Mining Services	Beaver Dam Coal Co.	Big Eagle, LLC	Big Eagle Rail, LLC	Black Stallion Coal Co.	Black Walnut Coal Co.	Bluegrass Mine Services	Brody Mining, LLC
		12-51502	12-52020	12-52026	12-52021	12-52022	12-52028	12-52027	12-52030	12-52029	12-52031	13-48727
Patriot Coal Sales LLC	12-52097	(8,927,321)	—	518,734	—	—	—	—	(324)	—	—	—
Patriot Coal Services LLC	12-52102	1,256,485	(119)	(162,698)	(16,046)	—	—	—	(1,100)	(1)	(19,309)	(10,382)
Patriot Leasing Company LLC	12-52103	266,702	—	(12,234)	—	—	—	(71)	(25,259)	(426)	—	—
Patriot Reserve Holdings, LLC	12-52105	(16,791)	—	—	—	—	—	—	2	—	—	—
Patriot Ventures LLC	13-48728	(6,042)	—	—	—	—	—	—	78	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	407,027	—	(36)	4,727	—	—	—	(2,332)	89	—	—
Pond Fork Processing LLC	12-52110	341	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	23	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	151,376	—	(348)	519	—	—	—	(75)	—	—	—
River Edge Mining, Inc.	12-52120	57,106	—	—	17,082	—	—	—	(3,759)	—	—	—
Robin Land Company, LLC	12-52121	59,441	—	(92,022)	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	135,753	—	45	1,716	—	—	—	1	—	—	—
Sterling Smokeless Coal Company	12-52127	(940)	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	518	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	811	—	1	—	—	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	11,231	—	3,020	148	—	—	—	—	—	—	—
Wildcat, LLC	12-52137	6,330	—	1	—	—	—	—	—	—	—	—
Will Scarlet Properties LLC	12-52138	(137)	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	13,771	—	—	—	—	—	(245)	1	—	—	—
Yankeetown Dock, LLC	12-52141	(477)	—	—	—	—	—	—	—	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	343	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$400,971	$2,999	$12,428	$19,352	$48,032	$—	$(114)	$298,534	$2,716	$595,768	$1,397

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Corporation	12-51502	$—	$(272,710)	$182,403	$—	$(8,825)	$(16,736)	$(576)	$(6)	$(112,432)	$6,026	$(3,039)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	369	—	—	—	—	—	—	534	—	—
Appalachia Mining Services, LLC	12-52021	—	6	—	—	—	(84)	—	—	1,434	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	(47,001)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company	12-52030	—	—	—	—	—	—	—	—	(5,301)	—	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	(500)	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	13-48727	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034		—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—		—	—	—	—	—	—	(85)	—	—
Central States Coal Reserves KY	12-52038	—	—		—	—	—	—	17	—	—	(552)
Charles Coal Company, LLC	12-52037	—	—	—		—	—	—	—	(102)	—	—
Cleaton Coal Company	12-52039	—	—	—	—		—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—		—	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—		—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	(17)	—	—	—	—		—	—	—
Colony Bay Coal Company	12-52043	—	85	—	102	—	—	—	—		—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—		—
Corydon Resources LLC	12-52045	—	—	552	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	—	(345,814)	—	—	—	—	—	—	(291)	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	1	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	2	4,800	—	10	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(6,009)	(187)	—	(1)	(2)	(110,815)	—	32,543	(27)	—
Eastern Coal Company, LLC	12-52059	—	—	818	—	(11)	—	—	—	(388)	316	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Eastern Royalty, LLC	12-52060	—	—	(164)	—	—	—	—	—	—	—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	(69)	—	—	—	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064	—	(348)	21	—	—	—	—	—	166	—	—
Heritage Coal Company LLC	12-52063	—	(2)	83	—	(2,163)	—	—	(1)	(2,906)	2	12,683
Highland Mining Company, LLC	12-52065	—	3	4,550	—	26	—	—	—	—	—	(13,022)
Hillside Mining Company	12-52066	—	—	—	—	—	—	—	—	702	—	—
Hobet Mining, LLC	12-52068	—	(1,541)	—	—	—	—	—	—	(163)	—	—
Indian Hill Company LLC	12-52069	—	—	3	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	(29)	—	—	—	(1)	—	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	—
Jupiter Holdings LLC	12-52076	—	(120)	(9,115)	—	—	—	—	—	—	—	—
Kanawha Eagle Coal, LLC	12-52077	—	(36)	—	—	—	—	—	—	(33)	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	(67)	—	—	—	—	—	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	(22)	—	—
Magnum Coal Company LLC	12-52084	170,063	(13,998)	—	—	—	132	—	—	—	—	—
Magnum Coal Sales LLC	12-52085	—	109,664	—	—	—	—	576	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	—	—	(22)	—	—
Midland Trail Energy LLC	12-52087	—	(196)	—	—	—	—	—	—	1	—	—
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	26	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—	(3,951)	—	(18)	—	—	—	—	—	—
Panther LLC	12-52095	—	1,004	—	—	—	25,891	—	—	—	—	—
Patriot Coal Company, L.P.	12-52096	—	(959)	(634)	—	—	—	—	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Brook Trout Coal, LLC	Catenary Coal Co.	Central States Coal Reserves of KY	Charles Coal Company	Cleaton Coal Company	Coal Clean LLC	Coal Properties, LLC	Coal Reserve Holding No. 2	Colony Bay Coal Co.	Cook Mountain Coal Company	Corydon Resources
		12-52034	12-52036	12-52038	12-52037	12-52039	12-52040	12-52041	12-52042	12-52043	12-52044	12-52045
Patriot Coal Sales LLC	12-52097	—	533,686	—	—	—	—	—	—	(359)	—	—
Patriot Coal Services LLC	12-52102	—	(10,486)	(26)	—	(7)	(7,408)	—	—	(2,122)	—	(1)
Patriot Leasing Company LLC	12-52103	—	(8,892)	—	—	—	(13)	—	—	(385)	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	2	—	—	—
Patriot Ventures LLC	13-48728	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	95	—	—	(3)	—	—	(825)	3,088	(717)	—
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	8,856	—	—	—	—	—	—	—	—	—
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	3	(1)	—
Robin Land Company, LLC	12-52121	—	(35,633)	13	—	—	—	—	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(16)	—	—	—	5	—	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	5	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(18,598)	—	—	—	(354)	—	—	(66)	—	—
Wildcat, LLC	12-52137	—	(446)	—	—	—	—	—	—	2	—	—
Will Scarlet Properties LLC	12-52138	—	—	108	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$170,063	$(62,197)	$132,255	$102	$(10,993)	$1,435	$(110,815)	$(813)	$(86,674)	$5,599	$(3,931)
Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Corporation	12-51502	$(256,934)	$(8,808)	$(2)	$—	$(221,732)	$(395)	$(2,066,244)	$(3,171)	$1,932	$(2,562)	$(54,152)
Affinity Mining Company	12-52020	—	—	—	—	—	—	(876)	48	—	—	—
Apogee Coal Company, LLC	12-52026	20,575	—	—	—	(4)	—	13,953	—	—	—	—
Appalachia Mining Services, LLC	12-52021	—	—	—	—	27	—	(53,071)	255	—	(47)	(1,815)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	(582)	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	—	—	—	—	—	—	3	—	—	—	—
Black Stallion Coal Company, LLC	12-52030	256	1	—	—	420	—	(955,298)	1,216	6,533	—	1,670
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	(6,527)	(1)	103	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	(17,434)	—	1	790	—	—	—
Brody Mining, LLC	13-48727	—	—	—	—	—	—	2,005	—	—	—	2
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	345,814	—	—	—	(2)	—	6,009	—	—	—	69
Central States Coal Reserves of KY	12-52038	—	—	—	—	(4,800)	—	187	(818)	164	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	(10)	—	1	11	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	2	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	110,815	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	291	(1)	—	—	—	—	(32,543)	388	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	27	(316)	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047		—	—	—	(240)	—	6,602	—	—	—	(1,069)
Dakota LLC	12-52050	—		—	—	—	—	109	—	—	—	—
Day LLC	12-52049	—	—		—	—	—	325	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—		23	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	240	—	—	(23)		—	(248)	(4,044)	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—		369	28	—	—	—
Eastern Associated Coal, LLC	12-52057	(6,602)	(109)	(325)	—	248	(369)		34,110	(26,489)	(1)	65,666
Eastern Coal Company, LLC	12-52059	—	—	—	—	4,044	(28)	(34,110)		1,823	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	26,489	(1,823)		—	—
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	1	—	—		—
Gateway Eagle Coal Company	12-52062	1,069	—	—	—	—	—	(65,666)	—	—	—
Grand Eagle Mining, LLC	12-52064	96	—	—	—	(343)	—	(72)	505	—	—	7
Heritage Coal Company LLC	12-52063	—	—	—	—	(6,669)	—	(5,439)	15,295	—	—	—
Highland Mining Company, LLC	12-52065	404	—	—	—	462	—	3,141	4,758	—	—	—
Hillside Mining Company	12-52066	(266)	(4)	—	—	(16)	—	(20,111)	1	—	—	945
Hobet Mining, LLC	12-52068	26,518	—	—	—	1	—	32,120	—	—	—	32
Indian Hill Company LLC	12-52069	—	—	—	—	2,617	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(10)	(1)	—	—	—	—	(679)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	161	—	—	—	—
Jarrell's Branch Coal Company	12-52075	247	—	—	—	3	—	15,180	4	—	—	—
Jupiter Holdings LLC	12-52076	3,112	(4)	—	—	—	—	5,911	—	19	—	—
Kanawha Eagle Coal, LLC	12-52077	515	—	—	—	(25)	(3)	30,804	—	—	(3,927)	419
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	(720)	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	83	—	—	—	—	—	17	—	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	4,685	10	—	—	—
Magnum Coal Company LLC	12-52084	(53,128)	(8,607)	159	—	—	—	(1,904)	—	—	—	(6)
Magnum Coal Sales LLC	12-52085	131,617	—	—	—	—	—	43,651	—	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	61,346	417	50	—	(42)
Midland Trail Energy LLC	12-52087	(233,523)	—	—	—	(18)	—	(951)	—	—	—	59
Mountain View Coal Company	12-52089	—	—	—	—	—	—	(17,760)	67	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	6	—	—	8,581	—
Ohio County Coal Company, LLC	12-52094	60	—	—	—	(2,916)	—	(392)	882	—	—	(1)
Panther LLC	12-52095	17,154	38	185	—	18	—	15,851	—	2,222	—	(2,112)
Patriot Coal Company, L.P.	12-52096	(24)	—	—	—	(1,290)	—	(644)	975	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Coyote Coal Company	Dakota LLC	Day LLC	Dixon Mining Company	Dodge Hill Mining Co.	EACC Camps, Inc.	Eastern Associated Coal	Eastern Coal Co.	Eastern Royalty, LLC	Emerald Processing	Gateway Eagle Coal Co.
		12-52047	12-52050	12-52049	12-52051	12-52055	12-52056	12-52057	12-52059	12-52060	12-52061	12-52062
Patriot Coal Sales LLC	12-52097	279,538	—	—	—	275,096	—	3,705,370	—	—	—	—
Patriot Coal Services LLC	12-52102	(3,481)	(187)	—	—	(26,128)	(232)	(321,261)	—	—	(2,112)	(17,714)
Patriot Leasing Company LLC	12-52103	(21,363)	—	—	—	(9,333)	—	(48,872)	—	—	—	(2,085)
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(142)	26	59	—	—
Patriot Ventures LLC	13-48728	—	—	—	—	—	—	10,910	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(69)	—	—	—	(564)	—	453,412	4,282	(23,682)	2	43
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	30	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	(8,767)	—	—	—	7	—	5,047	—	1,099	—	70
River Edge Mining, Inc.	12-52120	(60)	—	—	—	—	—	(361,898)	1,251	—	—	(875)
Robin Land Company, LLC	12-52121	(82,015)	—	—	—	—	—	(39)	—	(5,911)	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	54	(2,653)	—	—	—
Speed Mining LLC	12-52125	—	—	—	—	—	—	(201)	—	—	—	1
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	(183,908)	74	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	28	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	52	—	—	—	—
Wildcat Energy LLC	12-52136	(93)	—	—	—	—	—	10	—	—	—	191
Wildcat, LLC	12-52137	598	—	—	—	—	—	(316)	—	(867)	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	(2)	—	—	—	—	—	42	—	—	364	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	15	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$161,849	$(17,682)	$18	$(23)	$(8,558)	$(1,026)	$374,832	$52,000	$(42,944)	$297	$(10,697)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Corporation	12-51502	$(215,294)	$(217,946)	$(625,390)	$(13,558)	$(864,640)	$(40)	$(2,625)	$—	$(2,775)	$(117,676)	$(15,141)
Affinity Mining Company	12-52020	—	(67)	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	(207)	(4)	—	33,988	—	(486)	—	—	(1)	(131)
Appalachia Mining Services, LLC	12-52021	—	(51)	(164)	(2,747)	(548)	—	19	—	—	(73)	(4)
Beaver Dam Coal Company, LLC	12-52022	—	13	(15)	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company	12-52030	(25)	—	(266)	158	58	—	—	—	—	(97)	57
Black Walnut Coal Company	12-52029	—	842	—	—	—	—	—	—	—	(42)	—
Bluegrass Mine Services, LLC	12-52031	(224,413)	153	(22,625)	—	—	—	—	(62)	—	—	—
Brody Mining, LLC	13-48727	—	—	—	—	—	—	—	—	(2)	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	348	2	(3)	—	1,541	—	29	—	—	—	120
Central States Coal Reserves KY	12-52038	(21)	(83)	(4,550)	—	—	(3)	—	—	—	—	9,115
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	2,163	(26)	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	1	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	1	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(166)	2,906	—	(702)	163	—	—	—	—	—	—
Cook Mountain Coal Company	12-52044	—	(2)	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	(12,683)	13,022	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(96)	—	(404)	266	(26,518)	—	10	—	—	(247)	(3,112)
Dakota LLC	12-52050	—	—	—	4	—	—	1	—	—	—	4
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	343	6,669	(462)	16	(1)	(2,617)	—	—	—	(3)	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	72	5,439	(3,141)	20,111	(32,120)	—	679	—	(161)	(15,180)	(5,911)
Eastern Coal Company, LLC	12-52059	(505)	(15,295)	(4,758)	(1)	—	—	—	—	—	(4)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	—	—	(19)
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(7)	—	—	(945)	(32)	—	—	—	—	—	—
Grand Eagle Mining, LLC	12-52064		4,611	(88)	—	195	(2)	—	—	—	—	(275)
Heritage Coal Company LLC	12-52063	(4,611)		993,173	—	34	—	—	—	—	—	—
Highland Mining Company, LLC	12-52065	88	(993,173)		1,074	5	—	—	—	—	—	—
Hillside Mining Company	12-52066	—	—	(1,074)		—	—	—	—	—	—	(4)
Hobet Mining, LLC	12-52068	(195)	(34)	(5)	—		—	(356)	—	—	(27)	158
Indian Hill Company LLC	12-52069	2	—	—	—	—		—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	356	—		—	(5)	—	(253)
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—		—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	5	—		—	(1,560)
Jarrell's Branch Coal Company	12-52075	—	—	—	—	27	—	—	—	—		—
Jupiter Holdings LLC	12-52076	275	—	—	4	(158)	—	253	—	1,560	—
Kanawha Eagle Coal, LLC	12-52077	80	27	(340)	1,274	77	—	—	—	43	42	12
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	(802)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	2	1	—	1	—	—	(2)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	(419)	—
Magnum Coal Company LLC	12-52084	—	—	—	—	124,180	—	(85,393)	—	633	—	(73,480)
Magnum Coal Sales LLC	12-52085	—	—	—	—	362,195	—	(7,511)	—	—	3	371
Martinka Coal Company, LLC	12-52086	—	(384)	—	—	—	—	—	—	—	—	—
Midland Trail Energy LLC	12-52087	(52)	(109)	(20)	(40)	(119)	—	17	—	(3)	(12)	29
Mountain View Coal Company	12-52089	—	(81)	—	(1)	—	—	—	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	(20)	—	—
Ohio County Coal Company, LLC	12-52094	68,521	5,661	(713)	(3)	(1)	—	—	—	—	—	—
Panther LLC	12-52095	—	(3)	14	125	439	—	413	—	(267)	(12)	34
Patriot Coal Company, L.P.	12-52096	402,445	2,059	(114)	—	(36)	—	—	—	—	(11)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Grand Eagle Mining, LLC	Heritage Coal Company	Highland Mining Co.	Hillside Mining Co.	Hobet Mining, LLC	Indian Hill Company	Infinity Coal Sales, LLC	Interior Holdings	IO Coal LLC	Jarrell's Branch Coal Company	Jupiter Holdings LLC
		12-52064	12-52063	12-52065	12-52066	12-52068	12-52069	12-52070	12-52072	12-52073	12-52075	12-52076
Patriot Coal Sales LLC	12-52097	(9)	872,783	5,085	—	603,331	—	84	—	—	(371)	(3)
Patriot Coal Services LLC	12-52102	(13,971)	(52,144)	(91,022)	(507)	(142,510)	—	66	—	50	(66)	(339)
Patriot Leasing Company LLC	12-52103	(1,947)	(645)	(15,382)	(7,766)	(26,503)	—	—	—	—	1,101	(2,652)
Patriot Reserve Holdings, LLC	12-52105	—	(2,609)	(9)	—	(14)	—	—	—	—	—	(1)
Patriot Ventures LLC	13-48728	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	2	505	160	(15)	329	—	2	—	—	106,934	21
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	1	—	—	—	(326)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(24)	(3)	79	66	—	15	—	—	—	5
River Edge Mining, Inc.	12-52120	—	22	(83)	(101)	—	—	—	—	—	(376)	—
Robin Land Company, LLC	12-52121	—	—	—	—	(61,767)	—	11	—	—	—	(21)
Snowberry Land Company	12-52124	—	74	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	(7)	—	—	—	—	5	—	—	—	1
Sterling Smokeless Coal Company	12-52127	—	397	—	—	—	—	—	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	16	—	1	—	—	—	(414)
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	1	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	(1)	—	1,451	—	1	—	—	—	31
Wildcat, LLC	12-52137	(439)	—	—	(21)	(861)	—	4	—	—	—	4
Will Scarlet Properties LLC	12-52138	—	1	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	2	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	3,077	—	—	—	—	—	—	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$10,424	$(388,138)	$240,793	$(3,293)	$(27,374)	$(2,662)	$(94,752)	$(62)	$(948)	$(26,543)	$(94,487)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Corporation	12-51502	$(541,913)	$—	$—	$(174)	$1,102	$(20)	$(156,793)	$1,077,413	$(13,779)	$(195,338)	$(1,744)
Affinity Mining Company	12-52020	—	—	—	—	—	—	28	—	(912)	—	84
Apogee Coal Company, LLC	12-52026	37	—	—	—	(11)	—	(356,237)	(192,441)	—	79	—
Appalachia Mining Services, LLC	12-52021	(1,827)	—	—	—	3	—	(135)	—	(2)	(1,173)	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	(5,001)	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company	12-52030	920	—	—	—	(1)	—	2	—	(5)	46	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	13-48727	—	—	—	—	—	—	(1)	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	(170,063)	—	—	—	—
Catenary Coal Company, LLC	12-52036	36	—	—	—	67	—	13,998	(109,664)	—	196	—
Central States Coal Reserves KY	12-52038	—	—	—	—	—	—	—	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	(132)	—	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	(576)	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	33	—	—	—	—	22	—	—	22	(1)	(26)
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	(515)	—	—	—	(83)	—	53,128	(131,617)	—	233,523	—
Dakota LLC	12-52050	—	—	—	—	—	—	8,607	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	(159)	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	25	—	—	—	—	—	—	—	—	18	—
EACC Camps, Inc.	12-52056	3	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(30,804)	720	—	—	(17)	(4,685)	1,904	(43,651)	(61,346)	951	17,760
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	(10)	—	—	(417)	—	(67)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Eastern Royalty, LLC	12-52060	—	—	—	—	—	—	—	—	(50)	—	—
Emerald Processing, L.L.C.	12-52061	3,927	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(419)	—	—	—	—	—	6	—	42	(59)	—
Grand Eagle Mining, LLC	12-52064	(80)	—	—	—	—	—	—	—	—	52	—
Heritage Coal Company LLC	12-52063	(27)	—	—	—	—	—	—	—	384	109	81
Highland Mining Company, LLC	12-52065	340	—	—	—	—	—	—	—	—	20	—
Hillside Mining Company	12-52066	(1,274)	—	—	—	(2)	—	—	—	—	40	1
Hobet Mining, LLC	12-52068	(77)	—	—	—	(1)	—	(124,180)	(362,195)	—	119	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	—	(1)	—	85,393	7,511	—	(17)	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	(43)	—	—	—	—	—	(633)	—	—	3	—
Jarrell's Branch Coal Company	12-52075	(42)	—	—	—	2	419	—	(3)	—	12	—
Jupiter Holdings LLC	12-52076	(12)	802	—	—	—	—	73,480	(371)	—	(29)	—
Kanawha Eagle Coal, LLC	12-52077		—	—	—	320	—	10,080	(74,540)	21	(23)	880
Kanawha River Ventures I, LLC	12-52078	—		—	—	—	—	—	—	—	—	(800)
Kanawha River Ventures II, LLC	12-52079	—	—		—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—		—	—	(2)	—	—	—	—
Little Creek LLC	12-52082	(320)	—	—	—		—	(2,021)	(162)	—	(3)	—
Logan Fork Coal Company	12-52083	—	—	—	—	—		—	—	—	—	—
Magnum Coal Company LLC	12-52084	(10,080)	—	—	2	2,021	—		12,447	11	(12,435)	—
Magnum Coal Sales LLC	12-52085	74,540	—	—	—	162	—	(12,447)	—	—	—	—
Martinka Coal Company, LLC	12-52086	(21)	—	—	—	—	—	(11)	—		—	1,088
Midland Trail Energy LLC	12-52087	23	—	—	—	3	—	12,435	—	—		—
Mountain View Coal Company	12-52089	(880)	800	—	—	—	—	—	—	(1,088)	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(44,881)	—	—	—	—	—	—	—	—	(1)	—
Ohio County Coal Company, LLC	12-52094	(15)	—	—	—	—	—	—	—	—	(2)	—
Panther LLC	12-52095	(187)	—	—	289	(153)	—	(72,802)	(83,044)	—	278	5,378
Patriot Coal Company, L.P.	12-52096	(1)	—	—	—	—	—	(133)	(28)	—	(12)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Kanawha Eagle Coal	Kanawha River Ventures I	Kanawha River Ventures II	Kanawha River Ventures III	Little Creek LLC	Logan Fork Coal	Magnum Coal	Magnum Coal Sales LLC	Martinka Coal Company	Midland Trail Energy LLC	Mountain View Coal
		12-52077	12-52078	12-52079	12-52080	12-52082	12-52083	12-52084	12-52085	12-52086	12-52087	12-52089
Patriot Coal Sales LLC	12-52097	508,835	—	—	—	1,032	—	(43,807)	(203,891)	—	—	—
Patriot Coal Services LLC	12-52102	(2,208)	—	—	—	(723)	(1)	29	(26)	(7,641)	(29,329)	(1,143)
Patriot Leasing Company LLC	12-52103	(10,554)	—	—	—	(950)	—	(10,086)	(42)	—	(71)	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—
Patriot Ventures LLC	13-48728	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	(1,437)	—	—	—	(3)	29,192	378	(38,034)	18,061	(96)	(2,763)
Pond Fork Processing LLC	12-52110	—	—	—	—	—	—	(64)	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	7,617	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	726	1,616	—	37	—	—	83,831	(5,983)	—	113	—
River Edge Mining, Inc.	12-52120	(48)	—	—	—	—	—	—	—	(8)	(6)	1
Robin Land Company, LLC	12-52121	(119)	7,530	—	(243)	(16)	—	22,860	116	—	(50)	—
Snowberry Land Company	12-52124	—	(11,100)	—	—	—	—	—	—	—	—	32,376
Speed Mining LLC	12-52125	—	—	—	—	—	—	(841)	—	—	(18)	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	(184)	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	7	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	(163)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	156,787	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	—	—	(13)	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	—	171	—	(195)	—	—	146	—
Wildcat, LLC	12-52137	(7)	—	—	—	(1)	—	11,092	(1,620)	—	(2)	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	(94)	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	(2,817)	—	—	—	—
Winifrede Dock LLC	12-52140	(14,346)	—	—	—	3	—	—	—	18	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—	—	—	—	—	—	—
Total receivable (payable)		$(77,691)	$368	$—	$(88)	$2,924	$24,918	$(412,070)	$(150,402)	$(66,966)	$(2,961)	$51,105

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	13-48728	12-52019
Patriot Coal Corporation	12-51502	$—	$(18,573)	$(181,863)	$(561,851)	$(72,957)	$8,927,321	$(1,256,485)	$(266,702)	$16,791	$6,042	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	119	—	—	—	—
Apogee Coal Company, LLC	12-52026	—	—	1	(172)	26	(518,734)	162,698	12,234	—	—	—
Appalachia Mining Services, LLC	12-52021	—	(284)	256	(277)	14	—	16,046	—	—	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	(69)	—	—	—	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	—	—	—	—	—	—	—	71	—	—	—
Black Stallion Coal Company	12-52030	—	—	17	(249)	10	324	1,100	25,259	(2)	(78)	—
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	1	426	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	(300,054)	—	(75,207)	—	19,309	—	—	—	—
Brody Mining, LLC	13-48727	—	(1)	—	—	—	—	10,382	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	—	—	—	(1,004)	959	(533,686)	10,486	8,892	—	—	—
Central States Coal Reserves KY	12-52038	—	—	3,951	—	634	—	26	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	—	—	18	—	—	—	7	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	(25,891)	—	—	7,408	13	—	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	(2)	—	—
Colony Bay Coal Company	12-52043	—	—	—	—	—	359	2,122	385	—	—	—
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	1	—	—	—	—
Coyote Coal Company LLC	12-52047	—	—	(60)	(17,154)	24	(279,538)	3,481	21,363	—	—	—
Dakota LLC	12-52050	—	—	—	(38)	—	—	187	—	—	—	—
Day LLC	12-52049	—	—	—	(185)	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	—	—	2,916	(18)	1,290	(275,096)	26,128	9,333	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	232	—	—	—	—
Eastern Associated Coal, LLC	12-52057	—	(6)	392	(15,851)	644	(3,705,370)	321,261	48,872	142	(10,910)	—
Eastern Coal Company, LLC	12-52059	—	—	(882)	—	(975)	—	—	—	(26)	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing Company LLC	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	13-48728	12-52019
Eastern Royalty, LLC	12-52060	—	—	—	(2,222)	—	—	—	—	(59)	—	—
Emerald Processing, L.L.C.	12-52061	—	(8,581)	—	—	—	—	2,112	—	—	—	—
Gateway Eagle Coal Company	12-52062	—	—	1	2,112	—	—	17,714	2,085	—	—	—
Grand Eagle Mining, LLC	12-52064	—	—	(68,521)	—	(402,445)	9	13,971	1,947	—	—	—
Heritage Coal Company LLC	12-52063	—	—	(5,661)	3	(2,059)	(872,783)	52,144	645	2,609	—	—
Highland Mining Company, LLC	12-52065	—	—	713	(14)	114	(5,085)	91,022	15,382	9	—	—
Hillside Mining Company	12-52066	—	—	3	(125)	—	—	507	7,766	—	—	—
Hobet Mining, LLC	12-52068	—	—	1	(439)	36	(603,331)	142,510	26,503	14	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	—	—	—	(413)	—	(84)	(66)	—	—	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	20	—	267	—	—	(50)	—	—	—	—
Jarrell's Branch Coal Company	12-52075	—	—	—	12	11	371	66	(1,101)	—	—	—
Jupiter Holdings LLC	12-52076	—	—	—	(34)	—	3	339	2,652	1	—	—
Kanawha Eagle Coal, LLC	12-52077	—	44,881	15	187	1	(508,835)	2,208	10,554	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	(289)	—	—	—	—	—	—	—
Little Creek LLC	12-52082	—	—	—	153	—	(1,032)	723	950	—	—	—
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	1	—	—	—	—
Magnum Coal Company LLC	12-52084	—	—	—	72,802	133	43,807	(29)	10,086	—	—	—
Magnum Coal Sales LLC	12-52085	—	—	—	83,044	28	203,891	26	42	—	—	—
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	7,641	—	—	—	—
Midland Trail Energy LLC	12-52087	—	1	2	(278)	12	—	29,329	71	—	—	—
Mountain View Coal Company	12-52089	—	—	—	(5,378)	—	—	1,143	—	—	—	—
New Trout Coal Holdings II, LLC	12-52090		—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—		—	—	—	—	16,738	—	—	—	—
Ohio County Coal Company, LLC	12-52094	—	—		(81)	(402,506)	(4,164)	12,944	(2,438)	—	—	—
Panther LLC	12-52095	—	—	81		102	(858,708)	1,193	10,579	—	—	—
Patriot Coal Company, L.P.	12-52096	—	—	402,506	(102)		(471,327)	746	30	—	(1)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		New Trout Coal Holdings II	Newtown Energy, Inc.	Ohio County Coal Co.	Panther LLC	Patriot Coal Company, L.P.	Patriot Coal Sales LLC	Patriot Coal Services LLC	Patriot Leasing	Patriot Reserve Holdings, LLC	Patriot Ventures LLC	PCX Enterprises, Inc
		12-52090	12-52091	12-52094	12-52095	12-52096	12-52097	12-52102	12-52103	12-52105	13-48728	12-52019
Patriot Coal Sales LLC	12-52097	—	—	4,164	858,708	471,327	—	(217)	—	—	—	—
Patriot Coal Services LLC	12-52102	—	(16,738)	(12,944)	(1,193)	(746)	217		20,361	1	(155)	—
Patriot Leasing Company LLC	12-52103	—	—	2,438	(10,579)	(30)	—	(20,361)		—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	(1)	—		—	—
Patriot Ventures LLC	13-48728	—	—	—	—	1	—	155	—	—		—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	22	(18)	(96)	34	(399,391)	44,330	7,330	—	—	—
Pond Fork Processing LLC	12-52110	—	—	—	17	—	—	—	—	—	—	—
Remington Holdings LLC	12-52117	—	—	—	—	—	—	(7)	—	—	—	—
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	(19)	107	(17)	—	(2,676)	23,405	3,552	—	—	—
River Edge Mining, Inc.	12-52120	—	—	(21)	(121)	—	(273)	10,197	699	2	—	—
Robin Land Company, LLC	12-52121	—	33	(1)	(5,310)	(1)	—	(1,656)	—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—
Speed Mining LLC	12-52125	—	—	—	(168,330)	—	—	66,540	—	—	—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	107	—	—	—	—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	28	—	—	(1)	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	2	—	—	3	—	—	—	—
Wildcat Energy LLC	12-52136	—	—	—	(5,628)	—	—	8,951	—	—	—	—
Wildcat, LLC	12-52137	—	—	—	630	—	7	118	2,848	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	10	—	15	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	(137)	—	—	56	114	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	251	—	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—	—	—	—	—	3	—
Total receivable (payable)		$—	$758	$(152,444)	$194,486	$(481,584)	$136,196	$(150,672)	$(19,197)	$19,480	$(5,099)	$—

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Corporation	12-51502	$(407,027)	$(341)	$(23)	$—	$(151,376)	$(57,106)	$(59,441)	$—	$(135,753)	$940	$—
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—
Apogee Coal Company, LLC	12-52026	36	—	—	—	348	—	92,022	—	(45)	—	—
Appalachia Mining Services, LLC	12-52021	(4,727)	—	—	—	(519)	(17,082)	—	—	(1,716)	—	—
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	—	—	—	—	—	—	—	—	—	—	—
Black Stallion Coal Company	12-52030	2,332	—	—	—	75	3,759	—	—	(1)	—	—
Black Walnut Coal Company	12-52029	(89)	—	—	—	—	—	—	—	—	—	—
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—
Brody Mining, LLC	13-48727	—	—	—	—	—	—	—	—	—	—	—
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—
Catenary Coal Company, LLC	12-52036	(95)	—	—	—	(8,856)	—	35,633	—	16	—	—
Central States Coal Reserves KY	12-52038	—	—	—	—	—	—	(13)	—	—	—	—
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—
Cleaton Coal Company	12-52039	3	—	—	—	—	—	—	—	—	—	—
Coal Clean LLC	12-52040	—	—	—	—	—	—	—	—	(5)	—	—
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—
Coal Reserve Holding No. 2	12-52042	825	—	—	—	—	—	—	—	—	—	—
Colony Bay Coal Company	12-52043	(3,088)	—	—	—	—	(3)	—	—	—	—	—
Cook Mountain Coal Company	12-52044	717	—	—	—	—	1	—	—	—	—	—
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—
Coyote Coal Company LLC	12-52047	69	—	—	—	8,767	60	82,015	—	—	—	—
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—
Dodge Hill Mining Company, LLC	12-52055	564	—	—	—	(7)	—	—	—	—	—	—
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—
Eastern Associated Coal, LLC	12-52057	(453,412)	(30)	—	—	(5,047)	361,898	39	(54)	201	183,908	—
Eastern Coal Company, LLC	12-52059	(4,282)	—	—	—	—	(1,251)	—	2,653	—	(74)	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Pine Ridge Coal Company	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Company	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Eastern Royalty, LLC	12-52060	23,682	—	—	—	(1,099)	—	5,911	—	—	—	—
Emerald Processing, L.L.C.	12-52061	(2)	—	—	—	—	—	—	—	—	—	—
Gateway Eagle Coal Company	12-52062	(43)	—	—	—	(70)	875	—	—	(1)	—	—
Grand Eagle Mining, LLC	12-52064	(2)	—	—	—	—	—	—	—	—	—	—
Heritage Coal Company LLC	12-52063	(505)	—	—	—	24	(22)	—	(74)	7	(397)	—
Highland Mining Company, LLC	12-52065	(160)	—	—	—	3	83	—	—	—	—	—
Hillside Mining Company	12-52066	15	—	—	—	(79)	101	—	—	—	—	—
Hobet Mining, LLC	12-52068	(329)	—	—	—	(66)	—	61,767	—	—	—	—
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—
Infinity Coal Sales, LLC	12-52070	(2)	(1)	—	—	(15)	—	(11)	—	(5)	—	—
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—
Jarrell's Branch Coal Company	12-52075	(106,934)	—	—	—	—	376	—	—	—	—	—
Jupiter Holdings LLC	12-52076	(21)	326	—	—	(5)	—	21	—	(1)	—	—
Kanawha Eagle Coal, LLC	12-52077	1,437	—	—	—	(726)	48	119	—	—	—	—
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	(1,616)	—	(7,530)	11,100	—	—	—
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	(37)	—	243	—	—	—	—
Little Creek LLC	12-52082	3	—	—	—	—	—	16	—	—	—	—
Logan Fork Coal Company	12-52083	(29,192)	—	—	—	—	—	—	—	—	—	—
Magnum Coal Company LLC	12-52084	(378)	64	(7,617)	—	(83,831)	—	(22,860)	—	841	—	(7)
Magnum Coal Sales LLC	12-52085	38,034	—	—	—	5,983	—	(116)	—	—	—	—
Martinka Coal Company, LLC	12-52086	(18,061)	—	—	—	—	8	—	—	—	184	—
Midland Trail Energy LLC	12-52087	96	—	—	—	(113)	6	50	—	18	—	—
Mountain View Coal Company	12-52089	2,763	—	—	—	—	(1)	—	(32,376)	—	—	—
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	(22)	—	—	—	19	—	(33)	—	—	—	—
Ohio County Coal Company, LLC	12-52094	18	—	—	—	(107)	21	1	—	—	—	—
Panther LLC	12-52095	96	(17)	—	—	17	121	5,310	—	168,330	—	—
Patriot Coal Company, L.P.	12-52096	(34)	—	—	—	—	—	1	—	—	—	—

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Pine Ridge Coal Co	Pond Fork Processing	Remington Holdings	Remington II LLC	Remington LLC	River Edge Mining, Inc.	Robin Land Co., LLC	Snowberry Land Co.	Speed Mining LLC	Sterling Smokeless Coal Co	President's Energy Co.
		12-52107	12-52110	12-52117	12-52118	12-52119	12-52120	12-52121	12-52124	12-52125	12-52127	12-52130
Patriot Coal Sales LLC	12-52097	399,391	—	—	—	2,676	273	—	—	—	—	—
Patriot Coal Services LLC	12-52102	(44,330)	—	7	—	(23,405)	(10,197)	1,656	—	(66,540)	(107)	—
Patriot Leasing Company LLC	12-52103	(7,330)	—	—	—	(3,552)	(699)	—	—	—	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	(2)	—	—	—	—	—
Patriot Ventures LLC	13-48728	—	—	—	—	—	—	—	—	—	—	—
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107		—	—	—	(63)	650	1,700	—	(4)	—	—
Pond Fork Processing LLC	12-52110	—		—	—	—	—	—	—	(3)	—	—
Remington Holdings LLC	12-52117	—	—		—	(18)	—	—	—	—	—	—
Remington II LLC	12-52118	—	—	—		—	—	—	—	—	—	—
Remington LLC	12-52119	63	—	18	—		—	91	—	37	—	—
River Edge Mining, Inc.	12-52120	(650)	—	—	—	—		—	—	—	—	—
Robin Land Company, LLC	12-52121	(1,700)	—	—	—	(91)	—		—	—	—	—
Snowberry Land Company	12-52124	—	—	—	—	—	—	—		—	—	—
Speed Mining LLC	12-52125	4	3	—	—	(37)	—	—	—		—	—
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—		—
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—
Thunderhill Coal LLC	12-52131	—	—	—	—	—	—	—	—	—	—	—
Trout Coal Holdings, LLC	12-52132	—	—	—	—	—	—	—	—	—	—	—
Viper LLC	12-52134	—	—	—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—	—	(863)	—	—	—	—	—	—
Wildcat Energy LLC	12-52136	—	(2)	—	—	488	—	—	—	1,106	—	—
Wildcat, LLC	12-52137	(8)	—	—	—	(677)	—	(529)	—	—	—	—
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—	—	—	—	—	—
Winchester LLC	12-52139	—	—	—	—	—	—	—	—	—	—	—
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—	—	—	—
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—	—	—
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—		—	—	—	—	—
Total receivable (payable)		$(612,277)	$2	$(7,616)	$—	$(263,874)	$281,917	$196,062	$(18,752)	$(33,521)	$184,454	$(7)

Note: Intercompany Matrix could include insignificant rounding differences.

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Rhino Eastern JV Holding	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141	non-debtor
Patriot Coal Corporation	12-51502	$(518)	$—	$—	$(811)	$(11,231)	$(6,330)	$137	$—	$(13,771)	$477	$(343)	$(400,971)
Affinity Mining Company	12-52020	—	—	—	—	—	—	—	—	—	—	—	(2,999)
Apogee Coal Company, LLC	12-52026	—	—	—	(1)	(3,020)	(1)	—	—	—	—	—	(12,428)
Appalachia Mining Services, LLC	12-52021	—	—	—	—	(148)	—	—	—	—	—	—	(19,352)
Beaver Dam Coal Company, LLC	12-52022	—	—	—	—	—	—	—	—	—	—	—	(48,032)
Big Eagle, LLC	12-52027	—	—	—	—	—	—	—	—	—	—	—	—
Big Eagle Rail, LLC	12-52028	—	—	—	—	—	—	—	—	245	—	—	114
Black Stallion Coal Company	12-52030	—	—	—	—	—	—	—	—	(1)	—	—	(298,534)
Black Walnut Coal Company	12-52029	—	—	—	—	—	—	—	—	—	—	—	(2,716)
Bluegrass Mine Services, LLC	12-52031	—	—	—	—	—	—	—	—	—	—	—	(595,768)
Brody Mining, LLC	13-48727	—	—	—	—	—	—	—	—	—	—	—	(1,397)
Brook Trout Coal, LLC	12-52034	—	—	—	—	—	—	—	—	—	—	—	(170,063)
Catenary Coal Company, LLC	12-52036	—	—	—	—	18,598	446	—	—	—	—	—	62,197
Central States Coal Reserves KY	12-52038	—	—	—	—	—	—	(108)	—	—	—	—	(132,255)
Charles Coal Company, LLC	12-52037	—	—	—	—	—	—	—	—	—	—	—	(102)
Cleaton Coal Company	12-52039	—	—	—	—	—	—	—	—	—	—	—	10,993
Coal Clean LLC	12-52040	—	—	—	(5)	354	—	—	—	—	—	—	(1,435)
Coal Properties, LLC	12-52041	—	—	—	—	—	—	—	—	—	—	—	110,815
Coal Reserve Holding No. 2	12-52042	—	—	—	—	—	—	—	—	—	—	—	813
Colony Bay Coal Company	12-52043	—	—	—	—	66	(2)	—	—	—	—	—	86,674
Cook Mountain Coal Company	12-52044	—	—	—	—	—	—	—	—	—	—	—	(5,599)
Corydon Resources LLC	12-52045	—	—	—	—	—	—	—	—	—	—	—	3,931
Coyote Coal Company LLC	12-52047	—	—	—	—	93	(598)	—	—	2	—	—	(161,849)
Dakota LLC	12-52050	—	—	—	—	—	—	—	—	—	—	—	17,682
Day LLC	12-52049	—	—	—	—	—	—	—	—	—	—	—	(18)
Dixon Mining Company, LLC	12-52051	—	—	—	—	—	—	—	—	—	—	—	23
Dodge Hill Mining Company, LLC	12-52055	—	—	—	—	—	—	—	—	—	—	—	8,558
EACC Camps, Inc.	12-52056	—	—	—	—	—	—	—	—	—	—	—	1,026
Eastern Associated Coal, LLC	12-52057	(28)	—	—	(52)	(10)	316	—	—	(42)	—	—	(374,832)
Eastern Coal Company, LLC	12-52059	—	—	—	—	—	—	—	—	—	(15)	—	(52,000)

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Rhino Eastern JV Holding	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141	non-debtor
Eastern Royalty, LLC	12-52060	—	—	—	—	—	867	—	—	—	—	—	42,944
Emerald Processing, L.L.C.	12-52061	—	—	—	—	—	—	—	—	(364)	—	—	(297)
Gateway Eagle Coal Company	12-52062	—	—	—	—	(191)	—	—	—	—	—	—	10,697
Grand Eagle Mining, LLC	12-52064	—	—	—	—	—	439	—	—	—	—	—	(10,424)
Heritage Coal Company LLC	12-52063	—	—	—	—	—	—	(1)	—	(2)	(3,077)	—	388,138
Highland Mining Company, LLC	12-52065	—	—	—	—	1	—	—	—	—	—	—	(240,793)
Hillside Mining Company	12-52066	—	—	—	—	—	21	—	—	—	—	—	3,293
Hobet Mining, LLC	12-52068	(16)	—	—	—	(1,451)	861	—	—	—	—	—	27,374
Indian Hill Company LLC	12-52069	—	—	—	—	—	—	—	—	—	—	—	2,662
Infinity Coal Sales, LLC	12-52070	(1)	—	—	(1)	(1)	(4)	—	—	—	—	—	94,752
Interior Holdings, LLC	12-52072	—	—	—	—	—	—	—	—	—	—	—	62
IO Coal LLC	12-52073	—	—	—	—	—	—	—	—	—	—	—	948
Jarrell's Branch Coal Company	12-52075	—	—	—	—	—	—	—	—	—	—	—	26,543
Jupiter Holdings LLC	12-52076	414	—	—	—	(31)	(4)	—	—	—	—	—	94,487
Kanawha Eagle Coal, LLC	12-52077	—	—	—	—	—	7	—	—	14,346	—	—	77,691
Kanawha River Ventures I, LLC	12-52078	—	—	—	—	—	—	—	—	—	—	—	(368)
Kanawha River Ventures II, LLC	12-52079	—	—	—	—	—	—	—	—	—	—	—	—
Kanawha River Ventures III, LLC	12-52080	—	—	—	—	—	—	—	—	—	—	—	88
Little Creek LLC	12-52082	—	—	—	—	(171)	1	—	—	(3)	—	—	(2,924)
Logan Fork Coal Company	12-52083	—	—	—	—	—	—	—	—	—	—	—	(24,918)
Magnum Coal Company LLC	12-52084	163	(156,787)	—	13	195	(11,092)	—	2,817	—	—	—	412,070
Magnum Coal Sales LLC	12-52085	—	—	—	—	—	1,620	—	—	—	—	—	150,402
Martinka Coal Company, LLC	12-52086	—	—	—	—	—	—	94	—	(18)	—	—	66,966
Midland Trail Energy LLC	12-52087	—	—	—	—	(146)	2	—	—	—	—	—	2,961
Mountain View Coal Company	12-52089	—	—	—	—	—	—	—	—	—	—	—	(51,105)
New Trout Coal Holdings II, LLC	12-52090	—	—	—	—	—	—	—	—	—	—	—	—
Newtown Energy, Inc.	12-52091	—	—	—	—	—	—	—	—	—	—	—	(758)
Ohio County Coal Company, LLC	12-52094	—	—	—	—	—	—	—	—	—	—	—	152,444
Panther LLC	12-52095	(28)	—	—	(2)	5,628	(630)	—	—	137	—	—	(194,486)
Patriot Coal Company, L.P.	12-52096	—	—	—	—	—	—	(10)	—	—	—	—	481,584

EXHIBIT 99.2
In re Patriot Coal Corporation	Form No.	Supplement A
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	September 30, 2013
	Federal Tax I.D. #	20-5622045
Intercompany Matrix
As of September 30, 2013
(Amounts in thousands)

		Thunderhill Coal LLC	Trout Coal Holdings	Viper LLC	Weatherby Processing	Wildcat Energy LLC	Wildcat, LLC	Will Scarlet Properties	Winchester LLC	Winifrede Dock LLC	Yankeetown Dock, LLC	Rhino Eastern JV Holding	Total (receivable) payable
		12-52131	12-52132	12-52134	12-52135	12-52136	12-52137	12-52138	12-52139	12-52140	12-52141	non-debtor
Patriot Coal Sales LLC	12-52097	—	—	—	—	—	(7)	—	—	—	—	—	(136,196)
Patriot Coal Services LLC	12-52102	1	—	—	(3)	(8,951)	(118)	(15)	—	(56)	(251)	—	150,672
Patriot Leasing Company LLC	12-52103	—	—	—	—	—	(2,848)	—	—	(114)	—	—	19,197
Patriot Reserve Holdings, LLC	12-52105	—	—	—	—	—	—	—	—	—	—	—	(19,480)
Patriot Ventures LLC	13-48728	—	—	—	—	—	—	—	—	—	—	(3)	5,099
PCX Enterprises, Inc.	12-52019	—	—	—	—	—	—	—	—	—	—	—	—
Pine Ridge Coal Company, LLC	12-52107	—	—	—	—	—	8	—	—	—	—	—	612,277
Pond Fork Processing LLC	12-52110	—	—	—	—	2	—	—	—	—	—	—	(2)
Remington Holdings LLC	12-52117	—	—	—	—	—	—	—	—	—	—	—	7,616
Remington II LLC	12-52118	—	—	—	—	—	—	—	—	—	—	—	—
Remington LLC	12-52119	—	—	—	863	(488)	677	—	—	—	—	—	263,874
River Edge Mining, Inc.	12-52120	—	—	—	—	—	—	—	—	—	—		(281,917)
Robin Land Company, LLC	12-52121	—	—	—	—	—	529	—	—	—	—	—	(196,062)
Snowberry Land Company	12-52124	—	—	—	—	—	—	—	—	—	—	—	18,752
Speed Mining LLC	12-52125	—	—	—	—	(1,106)	—	—	—	—	—	—	33,521
Sterling Smokeless Coal Company	12-52127	—	—	—	—	—	—	—	—	—	—	—	(184,454)
The President's Energy Company	12-52130	—	—	—	—	—	—	—	—	—	—	—	7
Thunderhill Coal LLC	12-52131		—	—	—	8	—	—	—	—	—	—	21
Trout Coal Holdings, LLC	12-52132	—		—	—	—	—	—	—	—	—	—	156,787
Viper LLC	12-52134	—	—		—	—	—	—	—	—	—	—	—
Weatherby Processing LLC	12-52135	—	—	—		22	—	—	—	—	—	—	20
Wildcat Energy LLC	12-52136	(8)	—	—	(22)		(2,462)	—	—	—	—	—	(483)
Wildcat, LLC	12-52137	—	—	—	—	2,462		—	—	—	—	—	18,302
Will Scarlet Properties LLC	12-52138	—	—	—	—	—	—		—	—	—	—	(97)
Winchester LLC	12-52139	—	—	—	—	—	—	—		—	—	—	(2,817)
Winifrede Dock LLC	12-52140	—	—	—	—	—	—	—	—		—	—	(360)
Yankeetown Dock, LLC	12-52141	—	—	—	—	—	—	—	—	—		—	2,866
Rhino Eastern JV Holding Company, LLC	non-debtor	—	—	—	—	—	—	—	—	—	—		346
Total receivable (payable)		$(21)	$(156,787)	$—	$(20)	$483	$(18,302)	$97	$2,817	$360	$(2,866)	$(346)	$—

Note: Intercompany Matrix could include insignificant rounding differences.